SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

Delaware	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 BATTERY STREET

SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)

(415) 501-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the offering of $140 million aggregate principal amount of 6 7/8% Senior Notes due 2022 (the “Notes”), Levi Strauss & Co. (the “Company”) has agreed, pursuant to a Registration Rights Agreement, dated as of March 14, 2013 (the “Registration Rights Agreement”), among the Company and the initial purchasers of the Notes, to use its reasonable best efforts to register the Notes under the Securities Act of 1933, as amended (the “Securities Act”) so as to allow holders of the Notes to exchange the Notes for the same principal amount of a new issue of notes (the “Exchange Notes”) with substantially identical terms, except that the Exchange Notes will generally be freely transferable under the Securities Act. In addition, the Company agreed to file, under certain circumstances, one or more shelf registration statements to cover resales of the Notes. If the Company fails to satisfy these obligations and its other obligations as set forth in the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 8.01 is incorporated by reference.

Item 8.01. Other Events

On March 14, 2013, the Company closed its private placement of the Notes. The Notes were issued pursuant to an Indenture, dated as of May 8, 2012, between the Company and Wells Fargo Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of March 14, 2013, between the Company and the Trustee. The Notes will be treated as a single series of notes with the $385 million outstanding 6 7/8% Senior Notes due 2022, which the Company issued on May 8, 2012 (the “Existing Notes”), and have substantially the same terms as those of the Existing Notes, except that the Notes are subject to the Registration Rights Agreement and until the Notes are registered and exchanged for Exchange Notes, the Notes will have a different CUSIP number from the Existing Notes and will not be fungible with the Existing Notes.

Upon the closing of the private placement of the Notes, the total principal amount of 6 7/8% Senior Notes due 2022 outstanding is $525 million.

Item 9.01.	Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of March 14, 2013, between Levi Strauss & Co. and Wells Fargo Bank, National Association, as trustee.

4.2	Registration Rights Agreement, dated March 14, 2013, between Levi Strauss & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated in relation to the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

Date: March 15, 2013	By:	/s/ Heidi L. Manes
Name: Heidi L. Manes Title: Vice President and Controller

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